August 21, 2014

VIA EDGAR

Division of Investment Management

U.S. Securities and Exchange Commission (“SEC”)

100 F Street, NE

Washington, DC 20549

Re:	Guggenheim Variable Funds Trust (File Nos. 002-59353 and 811-02753) (the “Trust”)

Ladies and Gentlemen:

On behalf of the Trust, attached for filing via the EDGAR system pursuant to Rule 485(a) under the Securities Act of 1933, as amended, is Post-Effective Amendment No. 79 to the Trust’s registration statement on Form N-1A. This filing is being made for the purpose of reflecting a proposal relating to Series E (Total Return Bond Series) and Series P (High Yield Series) to be voted on by shareholders of Series E and Series P at a special meeting of shareholders scheduled for October 10, 2014 and at any and all adjournments or postponements thereof. Changes associated with the proposal include: (i) the adoption of a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended; (ii) the reduction in the investment management fees for each of Series E and Series P; and (iii) the adoption of an expense limitation agreement with respect to Series P.

On behalf of the Trust, we hereby undertake to make an additional filing of the registration statement in order to respond to any additional comments that you might have with respect to this filing, add any additional non-material disclosure that may be required in order to complete the registration statement and file the appropriate exhibits.

No fee is required in connection with this filing. Should you have any questions regarding this filing, please contact Julien Bourgeois at Dechert LLP at 202.261.3451 or Stephen T. Cohen at Dechert LLP at 202.261.3304.

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Very truly yours,

/s/ Amy J. Lee
Amy J. Lee
Secretary and Senior Vice President
Security Investors, LLC

Securities offered by Guggenheim Funds Distributors, LLC, an affiliate of Guggenheim Investments